   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1997

                                                      REGISTRATION NO. 333-30205
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                 PRE-EFFECTIVE

                                AMENDMENT NO. 10

                                       TO
                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                       AMERICAN PHYSICIAN PARTNERS, INC.
               (Exact name of registrant as specified in charter)

             DELAWARE                             8099                            75-2648089
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)            Identification No.)

                             ---------------------
                       AMERICAN PHYSICIAN PARTNERS, INC.
                             2301 NATIONSBANK PLAZA
                                901 MAIN STREET
                             DALLAS, TX 75202-3721
                                 (214) 761-3100
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                              PAUL M. JOLAS, ESQ.
              GENERAL COUNSEL, SENIOR VICE PRESIDENT AND SECRETARY
                       AMERICAN PHYSICIAN PARTNERS, INC.
                             2301 NATIONSBANK PLAZA
                                901 MAIN STREET
                             DALLAS, TX 75202-3721
                                 (214) 761-3100
  (Name and address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

               RICHARD A. FINK, ESQ.                             FREDERICK W. KANNER, ESQ.
          BROBECK, PHLEGER & HARRISON LLP                          DEWEY BALLANTINE LLP
         4675 MACARTHUR COURT, SUITE 1000                       1301 AVENUE OF THE AMERICAS
              NEWPORT BEACH, CA 92660                             NEW YORK, NY 10019-6092
                  (714) 752-7535                                      (212) 259-8000

                             ---------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.
                             ---------------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the expenses to be paid by the Company (other than underwriting compensation expected to be incurred) in connection with the offering described in this Registration Statement.

SEC Registration Fee........................................  $   27,879
NASD filing.................................................       9,700
Blue Sky Fees and Expenses..................................       5,000
Printing and Engraving Costs................................     350,000
Legal Fees and Expenses.....................................   2,216,625
Accounting Fees and Expenses................................   1,253,296
Transfer Agent and Registrar Fees and Expenses..............       2,500
Miscellaneous...............................................     135,000
                                                              ----------
          Total.............................................  $4,000,000
                                                              ==========

---------------

* To be supplied by amendment

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company's Amended Bylaws provide that the Company shall, to the fullest extent permitted by Section 145 of the DGCL, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

     Section 145 of the DGCL permits a corporation, under specified circumstances, to indemnify its directors, officers, employees or agents against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if such directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In a derivative action, i.e., one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

     Article VI of the Company's Restated Certificate of Incorporation, as amended, provides that the Company's directors will not be personally liable to the Company or its stockholders for monetary damages resulting from breaches of their fiduciary duty as directors except for liability (a) for any breach of the duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit.

     Reference is made to Article VIII of the Company's Amended and Restated Bylaws filed as an Exhibit to this Registration Statement, which provides for indemnification of directors and officers.

     Simultaneous with completion of this offering, the Company entered into an indemnification agreement with certain of its directors and director nominees, pursuant to which the Company agreed to indemnify such persons for losses arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of which this Prospectus forms a part.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     The following information relates to securities of the Company issued or sold within the past three years that were not registered under the Securities
Act:

          (i) In May 1996, the Company issued 2,000,000 shares of Common Stock to John Pappajohn, Halkis Ltd., Mary Pappajohn, Thebes Ltd. and Derace L. Schaffer, M.D. in connection with the initial capitalization of the Company for an aggregate purchase price of $250,000. This transaction was effected without registration under the Securities Act in reliance upon the exemptions provided by Section 4(2) of the Securities Act.

          (ii) Between September 30, 1996 and December 31, 1996, the Company issued an aggregate of $3,500,000 of Convertible Promissory Convertible Notes to 21 institutional and individual investors. This transaction was effected without registration of the Convertible Promissory Convertible Notes under the Securities Act in reliance upon the exemptions provided by
     Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

     In relying on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder in connection with the private placements described above, the Company relied upon written representations of the persons acquiring the Company's shares of Common Stock and Convertible Notes, that they were acquiring such shares or notes for investment purposes and that they had received adequate opportunity to obtain information, and had reviewed such information, regarding the Company. Certificates and notes representing the shares and the Convertible Notes, respectively, issued to these persons contained a legend restricting transfer thereof absent registration under the Securities Act or the availability of an exemption therefrom.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          1.1            -- Form of Underwriting Agreement.***
          2.1            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and among American Physician Partners,
                            Inc., Carroll Imaging Associates, P.A., Diagnostic
                            Imaging Associates, P.A., Drs. Copeland, Hyman and
                            Shackman, P.A., Drs. Decarlo, Lyon, Hearn & Pazourek,
                            P.A., Drs. Thomas, Wallop, Kim & Lewis, P.A., Harbor
                            Radiologists, P.A., and Perilla, Syndler & Associates,
                            P.A.**
          2.2            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Radiology and Nuclear Medicine, A Professional
                            Association.**
          2.3            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Mid Rockland Imaging Associates, P.C.**
          2.4            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Rockland Radiological Group, P.C.**
          2.5            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Advanced Imaging of Orange County, P.C.**
          2.6            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Central Imaging Associates, P.C.**

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          2.7            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Nyack Magnetic Resonance Imaging, P.C.**
          2.8            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Pelham Imaging Associates, P.C.**
          2.9            -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Women's Imaging Consultants, P.C.**
          2.10           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Pacific Imaging Consultants, A Medical Group,
                            Inc.**
          2.11           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Total Medical Imaging, Inc.**
          2.12           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and Valley Radiologists Medical Group, Inc.**
          2.13           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and The Ide Group, P.C.**
          2.14           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and M & S X-Ray Associates, P.A.**
          2.15           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and South Texas MR, Inc.**
          2.16           -- Agreement and Plan of Reorganization and Merger, dated
                            June 27, 1997 by and between American Physician Partners,
                            Inc., and San Antonio MR, Inc.**
          2.17           -- Agreement and Plan of Exchange, dated June 27, 1997 by
                            and among American Physician Partners, Inc., Lexington
                            MR, Ltd., and the Sellers.**
          2.18           -- Agreement and Plan of Exchange, dated June 27, 1997 by
                            and among American Physician Partners, Inc., Madison
                            Square Joint Venture and the Sellers.**
          2.19           -- Agreement and Plan of Exchange, dated June 27, 1997 by
                            and among American Physician Partners, Inc., South Texas
                            No. 1 MRI Limited Partnership, a Texas limited
                            partnership, and the Sellers.**
          2.20           -- Agreement and Plan of Exchange, dated June 27, 1997 by
                            and among American Physician Partners, Inc., San Antonio
                            MRI Partnership No. 2 Ltd., a Texas limited partnership,
                            and the Sellers.**
          2.21           -- Agreement and Plan of Exchange, dated June 27, 1997 by
                            and among American Physician Partners, Inc., and the
                            Sellers.**
          2.22           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and among American Physician Partners, Inc.,
                            Carroll Imaging Associates, P.A., Diagnostic Imaging
                            Associates, P.A., Drs. Thomas, Wallop, Kim & Lewis, P.A.,
                            Drs. Copeland, Hyman & Shackman, P.A., Drs. DeCarlo,
                            Lyon, Hearn & Pazourek, P.A., Harbor Radiologists, P.A.,
                            and Perilla, Sindler & Associates, P.A.**
          2.23           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Radiology and Nuclear Medicine, A Professional
                            Association.**
          2.24           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Mid Rockland Imaging Associates, P.C.**

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          2.25           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Rockland Radiological Group, P.C.**
          2.26           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Advanced Imaging of Orange County, P.C.**
          2.27           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Central Imaging Associates, P.C.**
          2.28           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Nyack Magnetic Resonance Imaging, P.C.**
          2.29           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Pelham Imaging Associates, P.C.**
          2.30           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Women's Imaging Consultants, P.C.**
          2.31           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Pacific Imaging Consultants, A Medical Group, Inc.**
          2.32           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Total Medical Imaging, Inc.**
          2.33           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and Valley Radiologists Medical Group, Inc.**
          2.34           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and The Ide Group, P.C.**
          2.35           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and M & S X-Ray Associates, P.A.**
          2.36           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and South Texas MR, Inc.**
          2.37           -- Amendment No. 1 to the Agreement and Plan of
                            Reorganization and Merger, dated as of September 30,
                            1997, by and between American Physician Partners, Inc.,
                            and San Antonio MR, Inc.**
          2.38           -- Amendment No. 1 to the Agreement and Plan of Exchange,
                            dated September 30, 1997, by and among American Physician
                            Partners, Inc., and Lexington MR, Ltd.**
          2.39           -- Amendment No. 1 to the Agreement and Plan of Exchange,
                            dated September 30, 1997, by and among American Physician
                            Partners, Inc., and Madison Square Joint Venture.**
          2.40           -- Amendment No. 1 to the Agreement and Plan of Exchange,
                            dated September 30, 1997, by and among American Physician
                            Partners, Inc., and South Texas No. 1 MRI Limited
                            Partnership.**
          2.41           -- Amendment No. 1 to the Agreement and Plan of Exchange,
                            dated September 30, 1997, by and among American Physician
                            Partners, Inc., and San Antonio MRI Partnership No. 2,
                            Ltd.**
          3.1            -- Restated Certificate of Incorporation of American
                            Physician Partners, Inc.***

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          3.2            -- Amended and Restated Bylaws of American Physician
                            Partners, Inc.***
          4.1            -- Form of certificate evidencing ownership of Common Stock of American Physician Partners, Inc.***
          4.2            -- Form of Convertible Promissory Note of American Physician
                            Partners, Inc.**
          5.1            -- Opinion of Brobeck, Phleger & Harrison LLP
         10.1            -- American Physician Partners, Inc. 1996 Stock Option
                            Plan.**
         10.2            -- Employment Agreement between American Physician Partners,
                            Inc. and Gregory L. Solomon.**
         10.3            -- Employment Agreement between American Physician Partners,
                            Inc. and Mark S. Martin.**
         10.4            -- Employment Agreement between American Physician Partners,
                            Inc. and Sami S. Abbasi.**
         10.5            -- Employment Agreement between American Physician Partners,
                            Inc. and Paul M. Jolas.**
         10.6            -- Form of Indemnification Agreement for certain Directors and Officers.***
         10.7            -- Form of Registration Rights Agreement.**
         10.8            -- Service Agreement, dated                , 1997, by and
                            among American Physician Partners, Inc., APPI-Advanced
                            Radiology, Inc. and Carroll Imaging Associates, P.A.,
                            Diagnostic Imaging Associates, P.A., Drs. Thomas, Wallop,
                            Kim & Lewis, P.A., Drs. Copeland, Hyman & Shackman, P.A.,
                            Drs. DeCarlo, Lyon, Hearn & Pazourek, Harbor
                            Radiologists, P.A., Perilla, Sindler & Associates, P.A.**
         10.9            -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Ide Admin Corp.
                            and Ide Imaging Group, P.C.**
         10.10           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., M & S X-Ray
                            Associates, P.A. and M & S Imaging Associates, P.A.**
         10.11           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Rockland
                            Radiological Group, P.C. and The Greater Rockland
                            Radiological Group, P.C.**
         10.12           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Advanced Imaging
                            of Orange County, P.C. and The Greater Rockland
                            Radiological Group, P.C.**
         10.13           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Central Imaging
                            Associates, P.C. and The Greater Rockland Radiological
                            Group, P.C.**
         10.14           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Nyack Magnetic
                            Resonance Imaging, P.C. and The Greater Rockland
                            Radiological Group, P.C.**
         10.15           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Pelham Imaging
                            Associates, P.C. and The Greater Rockland Radiological
                            Group, P.C.**
         10.16           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Women's Imaging
                            Consultants, P.C. and The Greater Rockland Radiological
                            Group, P.C.**
         10.17           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., APPI-Pacific
                            Imaging, Inc. and PIC Medical Group, Inc.**
         10.18           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., Radiology and
                            Nuclear Medicine, a Professional Association and RNM
                            L.L.C.**

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
         10.19           -- Service Agreement dated                , 1997, by and
                            among American Physician Partners, Inc., APPI-Valley
                            Radiology, Inc. and Valley Radiology Medical Associates,
                            Inc.**
         10.20           -- Consulting Agreement between American Physician Partners,
                            Inc. and Michael L. Sherman, M.D.***
         10.21           -- Office Building Lease Agreement between Dallas Main
                            Center Limited Partnership and American Physician
                            Partners, Inc.***
         10.22           -- First Amendment to Office Building Lease Agreement
                            between Dallas Main Center Limited Partnership and
                            American Physician Partners, Inc.***
         10.23           -- Credit Agreement by and among American Physician
                            Partners, Inc., GE Capital Corporation and the other
                            credit parties signatory thereto.***
         10.24           -- Consulting Agreement between American Physician Partners,
                            Inc., and Lawrence R. Muroff, M.D.***
         10.25           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Lawrence Muroff,
                            M.D.***
         10.26           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Mark Martin.***
         10.27           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Sami Abbasi.***
         10.28           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Gregory L.
                            Solomon.***
         10.29           -- First Amendment to Consulting Agreement between American
                            Physician Partners, Inc. and Lawrence R. Muroff, M.D.***
         10.30           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Michael Sherman,
                            M.D.***
         10.31           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Paul M. Jolas.***
         10.32           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Derace Schaffer,
                            M.D.***
         10.33           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and John Pappajohn.***
         10.34           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Mary Pappajohn.***
         10.35           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Thebes Ltd.***
         10.36           -- Side Letter dated November 12, 1997 by and between
                            American Physician Partners, Inc. and Halkis Ltd.***
         11.1            -- Statement re computation of per share earnings.****
         21.1            -- Subsidiaries.***
         23.1            -- Consent of Arthur Andersen LLP.***
         23.2            -- Consent of DeJoy, Knauf & Blood, LLP.***
         23.4            -- Consent of Brobeck, Phleger & Harrison LLP (contained in its opinion filed as Exhibit 5.1).
         24.1            -- Power of Attorney.***


---------------

** Incorporated by reference to the corresponding Exhibit number to the Registrant's Registration Statement No. 333-31611 on Form S-4.

***  Previously filed.

**** Not Applicable.

     (b) Financial Statement Schedules.

     Schedules are omitted because they are not required, are not applicable, or the information is included in the financial statements or the notes thereto.

ITEM 17. UNDERTAKINGS.

     The Registrant hereby undertakes to provide the Underwriters at the closing specified in the Underwriting Agreement, certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

     The Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registration pursuant to the provisions described in Item 14 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933, as amended, American Physician Partners, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 14, 1997.

                                        AMERICAN PHYSICIAN PARTNERS, INC.

                                        By:      /s/ GREGORY L. SOLOMON
                                           -------------------------------------
                                                    Gregory L. Solomon
                                           President and Chief Executive Officer

                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

               /s/ GREGORY L. SOLOMON                    President, Chief Executive     November 14, 1997
-----------------------------------------------------      Officer, and Director
                 Gregory L. Solomon                        (Principal Executive
                                                           Officer)

               /s/ GREGORY L. SOLOMON*                   Chairman of the Board of       November 14, 1997
-----------------------------------------------------      Directors and Senior Vice
              Lawrence R. Muroff, M.D.                     President of Physician
                                                           Affairs

               /s/ GREGORY L. SOLOMON*                   Senior Vice President and      November 14, 1997
-----------------------------------------------------      Chief Financial Officer
                   Sami S. Abbasi                          (Principal Financial
                                                           Officer)

               /s/ GREGORY L. SOLOMON*                   Controller and Treasurer       November 14, 1997
-----------------------------------------------------      (Principal Accounting
                Steve W. Ratton, Jr.                       Officer)

               /s/ GREGORY L. SOLOMON*                   Director                       November 14, 1997
-----------------------------------------------------
                  John W. Colloton

               /s/ GREGORY L. SOLOMON*                   Director                       November 14, 1997
-----------------------------------------------------
                   John Pappajohn

               /s/ GREGORY L. SOLOMON*                   Director                       November 14, 1997
-----------------------------------------------------
              Derace L. Schaffer, M.D.

* By Power of Attorney

                                 EXHIBIT INDEX

                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
   NUMBER                            DESCRIPTION                             PAGES
  -------                            -----------                          ------------
    1.1      -- Form of Underwriting Agreement.***
    2.1      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and among American Physician Partners,
                Inc., Carroll Imaging Associates, P.A., Diagnostic
                Imaging Associates, P.A., Drs. Copeland, Hyman and
                Shackman, P.A., Drs. Decarlo, Lyon, Hearn & Pazourek,
                P.A., Drs. Thomas, Wallop, Kim & Lewis, P.A., Harbor
                Radiologists, P.A., and Perilla, Syndler & Associates,
                P.A.**
    2.2      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Radiology and Nuclear Medicine, A Professional
                Association.**
    2.3      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Mid Rockland Imaging Associates, P.C.**
    2.4      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Rockland Radiological Group, P.C.**
    2.5      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Advanced Imaging of Orange County, P.C.**
    2.6      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Central Imaging Associates, P.C.**
    2.7      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Nyack Magnetic Resonance Imaging, P.C.**
    2.8      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Pelham Imaging Associates, P.C.**
    2.9      -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Women's Imaging Consultants, P.C.**
    2.10     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Pacific Imaging Consultants, A Medical Group,
                Inc.**
    2.11     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Total Medical Imaging, Inc.**
    2.12     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and Valley Radiologists Medical Group, Inc.**
    2.13     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and The Ide Group, P.C.**
    2.14     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and M & S X-Ray Associates, P.A.**
    2.15     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and South Texas MR, Inc.**

                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
   NUMBER                            DESCRIPTION                             PAGES
  -------                            -----------                          ------------
    2.16     -- Agreement and Plan of Reorganization and Merger, dated
                June 27, 1997 by and between American Physician Partners,
                Inc., and San Antonio MR, Inc.**
    2.17     -- Agreement and Plan of Exchange, dated June 27, 1997 by
                and among American Physician Partners, Inc., Lexington
                MR, Ltd., and the Sellers.**
    2.18     -- Agreement and Plan of Exchange, dated June 27, 1997 by
                and among American Physician Partners, Inc., Madison
                Square Joint Venture and the Sellers.**
    2.19     -- Agreement and Plan of Exchange, dated June 27, 1997 by
                and among American Physician Partners, Inc., South Texas
                No. 1 MRI Limited Partnership, a Texas limited
                partnership, and the Sellers.**
    2.20     -- Agreement and Plan of Exchange, dated June 27, 1997 by
                and among American Physician Partners, Inc., San Antonio
                MRI Partnership No. 2 Ltd., a Texas limited partnership,
                and the Sellers.**
    2.21     -- Agreement and Plan of Exchange, dated June 27, 1997 by
                and among American Physician Partners, Inc., and the
                Sellers.**
    2.22     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and among American Physician Partners, Inc.,
                Carroll Imaging Associates, P.A., Diagnostic Imaging
                Associates, P.A., Drs. Thomas, Wallop, Kim & Lewis, P.A.,
                Drs. Copeland, Hyman & Shackman, P.A., Drs. DeCarlo,
                Lyon, Hearn & Pazourek, P.A., Harbor Radiologists, P.A.,
                and Perilla, Sindler & Associates, P.A.**
    2.23     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Radiology and Nuclear Medicine, A Professional
                Association.**
    2.24     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Mid Rockland Imaging Associates, P.C.**
    2.25     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Rockland Radiological Group, P.C.**
    2.26     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Advanced Imaging of Orange County, P.C.**
    2.27     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Central Imaging Associates, P.C.**
    2.28     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Nyack Magnetic Resonance Imaging, P.C.**
    2.29     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Pelham Imaging Associates, P.C.**
    2.30     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Women's Imaging Consultants, P.C.**

                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
   NUMBER                            DESCRIPTION                             PAGES
  -------                            -----------                          ------------
    2.31     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Pacific Imaging Consultants, A Medical Group, Inc.**
    2.32     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Total Medical Imaging, Inc.**
    2.33     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and Valley Radiologists Medical Group, Inc.**
    2.34     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and The Ide Group, P.C.**
    2.35     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and M & S X-Ray Associates, P.A.**
    2.36     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and South Texas MR, Inc.**
    2.37     -- Amendment No. 1 to the Agreement and Plan of
                Reorganization and Merger, dated as of September 30,
                1997, by and between American Physician Partners, Inc.,
                and San Antonio MR, Inc.**
    2.38     -- Amendment No. 1 to the Agreement and Plan of Exchange,
                dated September 30, 1997, by and among American Physician
                Partners, Inc., and Lexington MR, Ltd.**
    2.39     -- Amendment No. 1 to the Agreement and Plan of Exchange,
                dated September 30, 1997, by and among American Physician
                Partners, Inc., and Madison Square Joint Venture.**
    2.40     -- Amendment No. 1 to the Agreement and Plan of Exchange,
                dated September 30, 1997, by and among American Physician
                Partners, Inc., and South Texas No. 1 MRI Limited
                Partnership.**
    2.41     -- Amendment No. 1 to the Agreement and Plan of Exchange,
                dated September 30, 1997, by and among American Physician
                Partners, Inc., and San Antonio MRI Partnership No. 2,
                Ltd.**
    3.1      -- Restated Certificate of Incorporation of American
                Physician Partners, Inc.***
    3.2      -- Amended and Restated Bylaws of American Physician
                Partners, Inc.***
    4.1      -- Form of certificate evidencing ownership of Common Stock of American Physician Partners, Inc.***
    4.2      -- Form of Convertible Promissory Note of American Physician
                Partners, Inc.**
    5.1      -- Opinion of Brobeck, Phleger & Harrison LLP
   10.1      -- American Physician Partners, Inc. 1996 Stock Option
                Plan.**
   10.2      -- Employment Agreement between American Physician Partners,
                Inc. and Gregory L. Solomon.**
   10.3      -- Employment Agreement between American Physician Partners,
                Inc. and Mark S. Martin.**
   10.4      -- Employment Agreement between American Physician Partners,
                Inc. and Sami S. Abbasi.**

                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
   NUMBER                            DESCRIPTION                             PAGES
  -------                            -----------                          ------------
   10.5      -- Employment Agreement between American Physician Partners,
                Inc. and Paul M. Jolas.**
   10.6      -- Form of Indemnification Agreement for certain Directors and Officers.***
   10.7      -- Form of Registration Rights Agreement.**
   10.8      -- Service Agreement, dated                , 1997, by and
                among American Physician Partners, Inc., APPI-Advanced
                Radiology, Inc. and Carroll Imaging Associates, P.A.,
                Diagnostic Imaging Associates, P.A., Drs. Thomas, Wallop,
                Kim & Lewis, P.A., Drs. Copeland, Hyman & Shackman, P.A.,
                Drs. DeCarlo, Lyon, Hearn & Pazourek, Harbor
                Radiologists, P.A., Perilla, Sindler & Associates, P.A.**
   10.9      -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Ide Admin Corp.
                and Ide Imaging Group, P.C.**
   10.10     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., M & S X-Ray
                Associates, P.A. and M & S Imaging Associates, P.A.**
   10.11     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Rockland
                Radiological Group, P.C. and The Greater Rockland
                Radiological Group, P.C.**
   10.12     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Advanced Imaging
                of Orange County, P.C. and The Greater Rockland
                Radiological Group, P.C.**
   10.13     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Central Imaging
                Associates, P.C. and The Greater Rockland Radiological
                Group, P.C.**
   10.14     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Nyack Magnetic
                Resonance Imaging, P.C. and The Greater Rockland
                Radiological Group, P.C.**
   10.15     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Pelham Imaging
                Associates, P.C. and The Greater Rockland Radiological
                Group, P.C.**
   10.16     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Women's Imaging
                Consultants, P.C. and The Greater Rockland Radiological
                Group, P.C.**
   10.17     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., APPI-Pacific
                Imaging, Inc. and PIC Medical Group, Inc.**
   10.18     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., Radiology and
                Nuclear Medicine, a Professional Association and RNM
                L.L.C.**
   10.19     -- Service Agreement dated                , 1997, by and
                among American Physician Partners, Inc., APPI-Valley
                Radiology, Inc. and Valley Radiology Medical Associates,
                Inc.**
   10.20     -- Consulting Agreement between American Physician Partners,
                Inc. and Michael L. Sherman, M.D.***
   10.21     -- Office Building Lease Agreement between Dallas Main
                Center Limited Partnership and American Physician
                Partners, Inc.***
   10.22     -- First Amendment to Office Building Lease Agreement
                between Dallas Main Center Limited Partnership and
                American Physician Partners, Inc.***

                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
   NUMBER                            DESCRIPTION                             PAGES
  -------                            -----------                          ------------
   10.23     -- Credit Agreement by and among American Physician
                Partners, Inc., GE Capital Corporation and the other
                credit parties signatory thereto.***
   10.24     -- Consulting Agreement between American Physician Partners,
                Inc., and Lawrence R. Muroff, M.D.***
   10.25     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Lawrence Muroff,
                M.D.***
   10.26     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Mark Martin.***
   10.27     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Sami Abbasi.***
   10.28     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Gregory L.
                Solomon.***
   10.29     -- First Amendment to Consulting Agreement between American
                Physician Partners, Inc. and Lawrence R. Muroff, M.D.***
   10.30     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Michael Sherman,
                M.D.***
   10.31     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Paul M. Jolas.***
   10.32     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Derace Schaffer,
                M.D.***
   10.33     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and John Pappajohn.***
   10.34     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Mary Pappajohn.***
   10.35     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Thebes Ltd.***
   10.36     -- Side Letter dated November 12, 1997 by and between
                American Physician Partners, Inc. and Halkis Ltd.***
   11.1      -- Statement re computation of per share earnings.****
   21.1      -- Subsidiaries.***
   23.1      -- Consent of Arthur Andersen LLP.**
   23.2      -- Consent of DeJoy, Knauf & Blood, LLP.**
   23.4      -- Consent of Brobeck, Phleger & Harrison LLP (contained in its opinion filed as Exhibit 5.1).
   24.1      -- Power of Attorney.***


---------------

** Incorporated by reference to the corresponding Exhibit number to the Registrant's Registration Statement No. 333-31611 on Form S-4.

***  Previously filed.

**** Not Applicable.